EXHIBIT 10.18



                                 KEEBLER COMPANY




                           DEFERRED COMPENSATION PLAN




                           EFFECTIVE - JANUARY 1, 1999







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                                 KEEBLER COMPANY

                           DEFERRED COMPENSATION PLAN
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                                                                                                         TABLE OF CONTENTS

ARTICLE I............................................................................................1
         1.1 Statement of Purpose....................................................................1

ARTICLE II...........................................................................................2

DEFINITIONS..........................................................................................2
         2.1 Account.................................................................................2
         2.2 Base Salary.............................................................................2
         2.3 Beneficiary.............................................................................2
         2.4 Board...................................................................................2
         2.5 Bonus...................................................................................2
         2.6 Change in Control.......................................................................3
         2.7 Code....................................................................................3
         2.8 Committee...............................................................................3
         2.9 Company.................................................................................3
         2.10 Company Matching Account...............................................................4
         2.11 Company Matching Amount................................................................4
         2.12 Compensation...........................................................................4
         2.13 Credited Service.......................................................................4
         2.14 Deferral Account.......................................................................4
         2.15 Deferral Benefit.......................................................................4
         2.16 Deferral Election......................................................................4
         2.17 Disability.............................................................................4
         2.18 Early Retirement.......................................................................4
         2.19 Eligible Employee......................................................................5
         2.20 Employer...............................................................................5
         2.21 ERISA..................................................................................5
         2.22 Haircut Withdrawal.....................................................................5
         2.23 Investment Return Rate.................................................................5
         2.24 Participant............................................................................5
         2.25 Participation Agreement................................................................5
         2.26 Plan...................................................................................5
         2.27 Plan Year..............................................................................5
         2.28 Retirement.............................................................................6
         2.29 Savings Plan...........................................................................6
         2.30 Selected Affiliate.....................................................................6
         2.31 Valuation Date.........................................................................6
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
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
ARTICLE III..........................................................................................7

ELIGIBILITY AND PARTICIPATION........................................................................7
         3.1 Eligibility.............................................................................7
         3.2 Participation...........................................................................7
         3.3 Ineligible Participant..................................................................7
         3.4 Termination of Participation............................................................7

ARTICLE IV...........................................................................................8

DEFERRAL OF COMPENSATION.............................................................................8
         4.1 Amount of Deferral......................................................................8
         4.2 Change in Deferral Elections............................................................8
         4.3 Crediting Deferred Compensation.........................................................9
         4.4 Company Matching Amount.................................................................9

ARTICLE V............................................................................................10

BENEFIT ACCOUNTS.....................................................................................10
         5.1 Valuation of Account....................................................................10
         5.2 Crediting of Investment Return..........................................................10
         5.3 Statement of Account....................................................................10
         5.4 Vesting of Account......................................................................10
         5.5 Investment Vehicles.....................................................................11
         5.6 Transfers from Other Plan...............................................................11

ARTICLE VI...........................................................................................12

PAYMENT OF BENEFITS..................................................................................12
         6.1 Payment of Deferral Benefit upon Death, Disability or Retirement........................12
         6.2 Payment of Deferral Benefit upon Other Termination......................................12
         6.3 Payments to Beneficiaries...............................................................12
         6.4 Haircut Withdrawal......................................................................12
         6.5 Form of Payment.........................................................................13
         6.6 Commencement of Payments................................................................13
         6.7 Small Benefit...........................................................................13

ARTICLE VII..........................................................................................14

BENEFICIARY DESIGNATION..............................................................................14
         7.1 Beneficiary Designation.................................................................14
         7.2 Change of Beneficiary Designation.......................................................14
         7.3 No Designation..........................................................................14
         7.4 Effect of Payment.......................................................................14


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


ARTICLE VIII.........................................................................................15

ADMINISTRATION.......................................................................................15
         8.1 Committee...............................................................................15
         8.2 Delegation..............................................................................15
         8.3 Binding Effect of Decisions.............................................................15
         8.4 Indemnification of Committee............................................................15
         8.5 Election and Notice Procedures..........................................................16

ARTICLE IX...........................................................................................17

AMENDMENT AND TERMINATION OF PLAN....................................................................17
         9.1 Amendment...............................................................................17
         9.2 Termination.............................................................................17

ARTICLE X............................................................................................18

MISCELLANEOUS........................................................................................18
         10.1 Funding................................................................................18
         10.2 Nonassignability.......................................................................18
         10.3 Legal Fees and Expenses................................................................19
         10.4 Captions...............................................................................19
         10.5 Governing Law..........................................................................19
         10.6 Successors.............................................................................19
         10.7 No Implied Rights......................................................................20

EXHIBIT A............................................................................................21

EXHIBIT B............................................................................................22

EXHIBIT C............................................................................................23


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                                    ARTICLE I

1.1 STATEMENT OF PURPOSE

Keebler Company establishes the Keebler Company Deferred Compensation Plan (the "Plan"), a nonqualified deferred compensation plan for the benefit of certain management or highly compensated employees of the Employers. The purpose of the Plan is to provide management and highly compensated employees of the Employers with the option to defer the receipt of portions of their compensation payable for services rendered to the Employers and to provide such participating employees with Employer contributions. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and managers of the Employer. The Plan is intended to be subject to the tax-law rules of Code Section 451(a), is intended to be treated as a "top hat" plan within the meaning of ERISA Section 201(2), and is effective as of January 1, 1999.

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                                   ARTICLE II

DEFINITIONS

When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

2.1 ACCOUNT.

"Account" means the sum of a Participant's Deferral Account and Company Matching Account.

2.2 BASE SALARY.

"Base Salary" means a Participant's base earnings paid by an Employer to a Participant without regard to any increases or decreases in base earnings as a result of (i) an election to defer base earnings under this Plan or (ii) an election between benefits or cash provided under a Plan of an Employer maintained pursuant to Section 125 or 401(k) of the Code and as limited in Exhibit B attached hereto.

2.3 BENEFICIARY.

"Beneficiary" means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant's death.

2.4 BOARD.

"Board" means the Board of Directors of the Company.

2.5 BONUS.

"Bonus" means a Participant's bonus or sales commission paid by the Employer to a Participant under the plans listed in Exhibit B attached hereto and to the degree limited in Exhibit B, as applicable, without regard to any decreases as a result of (i) an election to defer all or any portion of a Bonus under this Plan or (ii) an election between benefits or cash provided under a plan of the Employer maintained pursuant to Section 401(k) of the Code (including the Savings Plan).

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2.6 CHANGE IN CONTROL.

For purposes of this Plan, a "Change in Control" shall be deemed to occur on the earliest of:

         (i) The effective time of any purchase, sale, merger, consolidation or other transaction after which any person, corporation, partnership or other entity OTHER THAN Flower Industries, Inc. ("Flowers") or its Affiliates, the then current management of Keebler Foods Company or of Flowers or any member of the immediate family of said management, or any employee benefit plan of Keebler Foods Company or of Flowers ("Permitted Owners") shall own more than fifty percent (50%) of the outstanding capital stock of Keebler Foods Company which stock is entitled to vote for the election of directors.

         (ii) If it occurs prior to February 3, 2001, the effective time of any purchase, sale, merger, consolidation or other transaction after which any person, corporation, partnership or entity OTHER THAN the then current management of Keebler Foods Company or Flowers or any member of the immediate family of said management, or any employee benefit plan of Keebler Foods Company or of Flowers ("Permitted Owners") shall own more than fifty percent (50%) of the outstanding capital stock of Flowers which stock is entitled to vote for the election of directors.

         (iii) The effective time of a transfer to an entity other than a Permitted Owner of substantially all of the property of Keebler Foods Company.

         (iv) Continuing Directors at any time fail to constitute a majority of the Board of Directors of Keebler Foods Company. "Continuing Directors" shall mean the members of the Board of Directors as of the date hereof, plus any new directors whose nominations were approved by at least a majority of the Continuing Directors in office at the time of the election of any such new directors.

For the purposes of this Agreement, the term "Affiliate" shall be defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended.

2.7 CODE.

"Code" means the Internal Revenue Code of 1986, as amended.

2.8 COMMITTEE.

"Committee" has the meaning set forth in Section 8.1.

2.9 COMPANY.

"Company" means Keebler Company and any successor(s) thereto.

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2.10 COMPANY MATCHING ACCOUNT.

"Company Matching Account" means the account maintained on the books of the Employer for the purpose of accounting for the Company Matching Amount and for the amount of investment return credited thereto for each Participant pursuant to Article V.

2.11 COMPANY MATCHING AMOUNT.

"Company Matching Amount" means the amount credited to a Participant's Company Matching Account under Section 4.4.

2.12 COMPENSATION.

"Compensation" means the Base Salary and Bonus, payable with respect to an Eligible Employee for each Plan Year.

2.13 CREDITED SERVICE.

"Credited Service" means the sum of all periods of a Participant's employment by the Company or a Selected Affiliate for which service credit is given under the Savings Plan.

2.14 DEFERRAL ACCOUNT.

"Deferral Account" means the account maintained on the books of the Employer for the purpose of accounting for the amount of Compensation that a Participant elects to defer under the Plan and for the amount of investment return credited thereto for the Participant pursuant to Article V.

2.15 DEFERRAL BENEFIT.

"Deferral Benefit" means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI.

2.16 DEFERRAL ELECTION.

"Deferral Election" means the written election made by a Participant to defer Compensation pursuant to Article IV.

2.17 DISABILITY.

"Disability" means a Participant's Disability as defined under the Savings Plan.

2.18 EARLY RETIREMENT.

"Early Retirement" will be as granted by the Committee at its sole discretion.

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2.19 ELIGIBLE EMPLOYEE.

"Eligible Employee" means a highly compensated or management employee of the Company who is designated by the Committee, by name or group or description, in accordance with Section 3.1 as eligible to participate in the Plan.

2.20 EMPLOYER.

"Employer" means, with respect to a Participant, the Company or the Selected Affiliate which is the employer of that Participant and pays such Participant's Compensation.

2.21 ERISA.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.22 HAIRCUT WITHDRAWAL.

"Haircut Withdrawal" has the meaning set forth in Section 6.4.

2.23 INVESTMENT RETURN RATE.

"Investment Return Rate" means:

         (a) In the case of an investment named in Exhibit C of a fixed income nature, the interest deemed to be credited,

         (b) In the case of an investment named in Exhibit C of an equity investment nature, the increase and decrease in deemed value and dividends deemed to be credited.

2.24 PARTICIPANT.

"Participant" means any Eligible Employee who elects to participate by filing a Participation Agreement.

2.25 PARTICIPATION AGREEMENT.

"Participation Agreement" means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2.

2.26 PLAN.

"Plan" means this Keebler Company Deferred Compensation Plan effective January 1, 1999, as amended from time to time.

2.27 PLAN YEAR.

"Plan Year" means a twelve-month period commencing January 1 and ending the following December 31.

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2.28 RETIREMENT.

"Retirement" means the termination of employment of a Participant who has reached age 65.

2.29 SAVINGS PLAN.

"Savings Plan" means the Keebler Company Salaried Savings Plan, as amended from time to time, or its successor.

2.30 SELECTED AFFILIATE.

"Selected Affiliate" means (1) any company in an unbroken chain of companies beginning with Keebler Foods Company, except for Keebler Foods Company itself, if each of the companies other than the last company in the chain owns or controls, directly or indirectly, stock possessing not less than 50 percent of the total combined voting power of all classes of stock in one of the other companies, or (2) any partnership or joint venture in which one or more of such companies is a partner or venturer, each of which shall be selected by the Committee.

2.31 VALUATION DATE.

"Valuation Date" means a date on which the amount of a Participant's Account is valued as provided in Article V. The Valuation Date shall be the last day of each calendar quarter and any other date specified by the Committee for this purpose.

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                                   ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY.

Eligibility to participate in the Plan is limited to Eligible Employees. From time to time and subject to Section 3.4, the Committee shall prepare, and attach to the Plan as Exhibit A, a complete list of the Eligible Employees, by individual name or by reference to an identifiable group of persons or by descriptions of the components of compensation of an individual which would qualify individuals who are eligible to participate. It is expressly intended that the Eligible Employees will comprise a "select group of management or highly compensated employees" within the meaning of ERISA Section 201(2). No employee of the Company or a Selected Affiliate has a right to be selected as an Eligible Employee under this Plan.

3.2 PARTICIPATION.

Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing a Participation Agreement with the Committee. An Eligible Employee shall commence participation in the Plan upon the first day of his or her first payroll period following the receipt of his or her Participation Agreement by the Committee.

3.3 INELIGIBLE PARTICIPANT.

Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a member of a "select group of management or highly compensated employees" within the meaning of ERISA Section 201(2), the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make a sum payment to the Participant equal to the vested amount credited to his Account as soon as administratively practicable. Upon such payment, no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be canceled, until such time as the Participant again is specified by the Committee as being eligible to participate in the Plan.

3.4 TERMINATION OF PARTICIPATION.

A Participant may elect to terminate his or her active participation in the Plan at any time by filing a written notice thereof with the Committee. Such termination of active participation shall become effective as of the beginning of the next full payroll period following receipt of such election by the Committee. Amounts credited to the Participant's Account before the effective date of such termination of active participation shall continue to be payable, receive investment credits, and otherwise be governed in accordance with the terms of the Plan as applied to all Participants. If such a Participant wishes to resume his or her active participation in the Plan, provided that he or she remains an Eligible Employee, the Committee shall determine if and when such active participation shall resume.

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                                   ARTICLE IV

DEFERRAL OF COMPENSATION

4.1 AMOUNT OF DEFERRAL.

With respect to each Plan Year, a Participant may elect to defer a specified percentage of his or her Compensation up to the percentage of compensation defined and the terms described in Exhibit B attached hereto, in accordance with the following provisions:

         (a) The deferral election under this Plan shall be made at the same time, and in the same manner, as the deferral election made by the Participant under the Savings Plan. However, with respect to the Plan Year in which the Plan becomes effective or in which an Eligible Employee is specified by the Committee as such, whichever is later, the Eligible Employee may make his or her deferral election under the Plan for that Plan Year within 30 days after such effective date of the Plan or initial eligibility. Such deferral election shall apply prospectively to payroll periods beginning after the date on which the election is submitted to the Committee.

         (b) The amount of the deferral under this Section is the percentage of Compensation specified by the Participant (within the guidelines described in Exhibit B), reduced by the amount that is effectively deferred under the Savings Plan for that Plan Year. Accordingly, any amount that would have been returned to the Participant under
              Section 5.2 of the Savings Plan due to the failure of the Savings Plan to comply with the nondiscrimination rules of Code Section 401(k) (i.e., the "average deferral percentage" test also described in Section 5.2 of the Savings Plan) shall automatically be subject to the deferral election, and included in the amount deferred, under this Plan.

         (c) If a participant makes an election under subsection (a) that applies to less than an entire Plan Year (i.e., because the Plan became effective, or the Participant was named as an Eligible Employee, after January 1 of that Plan Year), the Participant may specify in the election that the deferral amount shall be determined with respect to the entire amount of Compensation received in that Plan Year. Notwithstanding the foregoing calculation of the amount of the deferral, the deferral election shall then be applied to Base Salary otherwise payable in payroll periods beginning after the date on which the election is submitted to the Committee. In other words, such a Participant may make a full Plan Year deferral election, but such election shall be applied prospectively to Base Salary in all subsequent payroll periods.

4.2 CHANGE IN DEFERRAL ELECTIONS.

A Participant may change a previously elected percentage of deferral of Base Salary at any time by filing a written notice thereof with the Committee. Changes will only become effective as of the beginning of the next full payroll period following receipt of the change in election by the Committee. A Participant may change a previously elected percentage of deferral of Bonus, or elect to terminate future Bonus deferrals, by filing a written notice thereof with the Committee prior to December 31 of the year preceding the actual payment or deferral date of the Bonus.

4.3 CREDITING DEFERRED COMPENSATION.

The amount of Compensation that a Participant elects to defer under the Plan shall be credited by the Employer to the Participant's Deferral Account periodically, the frequency of which will be determined by the Committee. To the extent that the Employer is required to withhold any taxes or other amounts from a Participant's Deferred Compensation pursuant to any state, federal or local law, such amounts shall be withheld only from the Participant's compensation before such amounts are credited.

4.4 COMPANY MATCHING AMOUNT.

The Company Matching Amount with respect to each Participant shall be determined generally in the same manner as the matching contribution made by the Participant's employer under the Savings Plan for the same Plan Year. However, such determination shall be subject to the following provisions:

         (a) No Company Matching Amount shall be credited in or during the 1999 Plan Year.

         (b) No Company Matching Amount shall be credited for a particular Plan Year for a Participant whose employment terminated before the last day of the Plan Year, unless such termination was due to Retirement, Disability or death. The foregoing exceptions shall be determined in the same manner for this Plan as under the Savings Plan.

         (c) The Company Matching Amount for a particular Plan Year shall be determined by the Committee after the Plan Year has ended, and shall be credited to eligible Participants for such Plan Year at the time determined by the Committee in its discretion.

         (d) The Company Matching Amount with respect to a particular Participant shall be determined on the basis of the Participant's total salary deferrals under the Savings Plan and this Plan, and shall be offset by the matching contributions made on behalf of the Participant under the Savings Plan.

                                    ARTICLE V

BENEFIT ACCOUNTS

5.1 VALUATION OF ACCOUNT.

As of each Valuation Date, a Participant's Account shall consist of the balance of the Participant's Account as of the immediately preceding Valuation Date, plus the Participant's Deferred Compensation and Company Matching Amount credited pursuant to Section 4.4 since the immediately preceding Valuation Date, plus investment return credited as of such Valuation Date pursuant to Section 5.2, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Valuation Date.

5.2 CREDITING OF INVESTMENT RETURN.

As of each Valuation Date, the account value of each Participant's Deferral Account and Company Matching Account shall be increased by the amount of investment return since the immediately preceding Valuation Date. Investment return with respect to the portion of an Account invested on a deemed basis (under Section 5.5) in a particular investment vehicle shall be credited at the Investment Return Rate (for that investment vehicle) as of such Valuation Date based on the average balance of the relevant portion of the Participant's Deferral Account and Company Matching Account, respectively, since the immediately preceding Valuation Date, but after such Accounts have been adjusted for any contributions or distributions to be credited or deducted for such period. Investment return for the period prior to the first Valuation Date applicable to a Deferral Account or a Company Matching Account shall be deemed earned ratably over such period. Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof shall be credited with an investment return as provided in this Section 5.2.

5.3 STATEMENT OF ACCOUNT.

The Committee shall provide to each Participant, within 30 days after the close of each calendar quarter, a statement setting forth the balance of such Participant's Account as of the last day of the preceding calendar quarter and showing all adjustments made thereto during such calendar quarter.

5.4 VESTING OF ACCOUNT.

A Participant shall be 100% vested in his or her Deferral Account at all times. A Participant's interest in his or her Company Matching Account becomes 100% vested as of a Change in Control, his or her death, Disability or Retirement. Prior to this event, a Participant's interest in his or her Company Matching Account shall vest at the same rate, and in accordance with the same rules, that apply(ies) to the vesting of the matching contribution account under the Savings Plan.

Any non-vested portion of a Participant's Company Matching Account shall be forfeited at termination of Participant's employment with Company (provided that the termination does not otherwise cause the acceleration of full vesting). Forfeitures under the Plan shall be for the benefit of the Employer and shall not be credited to other Participants.

5.5 INVESTMENT VEHICLES.

The Company may select investment vehicles that will serve as the basis for determining deemed investment credits to Participants' Accounts (i.e., for determining the Investment Return Rate). If and when a trust is established and funded in accordance with Section 10.1, the investment vehicle shares, units or other evidences of ownership shall be considered assets of the trust and general assets of the relevant Employers. The deemed investment vehicles are set forth in Exhibit C, which the Company may amend from time to time in its sole discretion.

A Participant may request the Company to make deemed investments of the credit balance of his Account in one or more of such investment vehicles. A Participant may change the deemed investment of his Account or change the deemed investment of future credits to his Account, and the deemed investment of his existing Account balance may differ from the deemed investment of future amounts credited to the Account. Such changes shall be made in accordance with procedures as the Committee may establish from time to time. Such procedures may regulate the frequency of such changes and the form of notice required to make such election or changes. The Committee may also establish a deemed investment which shall apply if the Participant makes no election.

The effective date of any change shall be the date for which the appropriate direction to the Company or its designee has been properly received in accordance with the procedures established by the Committee. The Committee shall have the right to refuse to honor any Participant direction related to investments or withdrawals, including transfers among investment options, to the extent reasonably necessary to assure compliance with applicable law including U.S. and other securities laws. However, neither the Company nor the Committee assumes any responsibility for compliance by officers or others with any such laws, and any failure by the Company or the Committee to delay or dishonor any such direction shall not be deemed to increase the Company's legal obligations to the Participant or third parties.

5.6 TRANSFERS FROM OTHER PLAN.

The Plan may accept the transfer of amounts or assets deferred by a Participant under any nonqualified deferred compensation plan or other deferral arrangement sponsored by the Company, including without limitation, any shares of Company Common Stock (whether or not restricted) which, but for such deferral, would be vested and nonforfeitable. Any amount so transferred shall be credited to the Participant's Deferred Account as of the date of the transfer. A transfer under this Section may have significant legal and administrative consequences (including but not limited to tax and securities law consequences) and, accordingly, the determination as to whether the Plan may accept such a transfer shall be made by the Committee in its sole discretion.

                                   ARTICLE VI

PAYMENT OF BENEFITS

6.1 PAYMENT OF DEFERRAL BENEFIT UPON DEATH, DISABILITY OR RETIREMENT.

Upon the death, Disability, Early Retirement, or Retirement of a Participant, the Employer shall pay to the Participant or his Beneficiary a Deferral Benefit equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed, based on his or her written election pursuant to Section 6.5.

6.2 PAYMENT OF DEFERRAL BENEFIT UPON OTHER TERMINATION.

Upon the termination of service of the Participant as an employee of the Employer and all Selected Affiliates for reasons other than death, Disability, or Retirement, the Employer shall pay to the Participant a Deferral Benefit in a lump sum equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed, as soon as administratively practical.

6.3 PAYMENTS TO BENEFICIARIES.

In the event of the Participant's death prior to his or her receipt of all elected annual installments, his or her Beneficiary will receive the remaining annual installments at such times as such installments would have become distributable to the Participant.

6.4 HAIRCUT WITHDRAWAL

Notwithstanding any other provision of the Plan, a Participant at any time shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to the entire vested amount owed to the Participant under the Plan at that time, subject to penalties as set forth below:

         (a) The lump-sum will be equal to 90% of the Participant's then current vested Deferral Account and Matching Account balances, and;

         (b) The remaining balance shall be forfeited by the Participant, and;

         (c) The Participant will not be eligible to recommence income deferrals until the first of the January following a one (1) year period commencing on the date of withdrawal, and then only if otherwise eligible to participate under the terms of the Plan.

The amount  payable  under this  section of the Plan shall be paid within  sixty
(60) days following receipt of written notice by the Committee.

6.5 FORM OF PAYMENT.

The Deferral Benefit payable pursuant to Section 6.1 shall be paid in one of the following forms, as elected by the Participant in his or her Participant
Agreement on file as of one (1) year and one (1) day prior to the date of Retirement, Death or Disability:

         (a) Annual payments of a fixed amount which shall amortize the vested Account balance as of the payment commencement date over a period not to exceed three (3) years (together, in the case of each unpaid annual payment, with deemed investment earnings thereon credited after the payment commencement date pursuant to Section 5.2).

         (b)      A lump sum as soon as administratively practical.

In the event a Participant fails to make a distribution election, his or her vested Account Balance shall be distributed as a lump sum distribution as soon as administratively practical after his or her Retirement, Death or Disability.

6.6 COMMENCEMENT OF PAYMENTS.

Commencement of payments under Section 6.1 of the Plan shall begin within 60 days following receipt of written notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments in lump sum under the Plan or in the January following the event for annual payment.

6.7 SMALL BENEFIT.

In the event the Committee determines that the balance of a Participant's Account is less than $5,000 at the time of commencement of payments, or the portion of the balance of the Participant's Account payable to any Beneficiary is less than $5,000 at the time of commencement of payments, the Committee may inform the Employer and the Employer, in its discretion, may choose to pay the benefit in the form of a lump sum payment, notwithstanding any provision of the Plan or a Participant election to the contrary. Such lump sum payment shall be equal to the balance of the Participant's Account or the portion thereof payable to a Beneficiary.

                                   ARTICLE VII

BENEFICIARY DESIGNATION

7.1 BENEFICIARY DESIGNATION.

Each Participant shall have the sole right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Account. Any Beneficiary designation shall be made in a written instrument provided by the Committee. All Beneficiary designations must be filed with the Committee and shall be effective only when received in writing by the Committee.

7.2 CHANGE OF BENEFICIARY DESIGNATION.

Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed. The designation of a Beneficiary may be made or changed at any time without the consent of any person.

7.3 NO DESIGNATION.

If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

7.4 EFFECT OF PAYMENT.

Payment to a Participant's Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant's estate) shall completely discharge the Employer's obligations under the Plan.

                                  ARTICLE VIII

ADMINISTRATION

8.1 COMMITTEE.

The administrative committee for the Plan (the "Committee") shall be the Keebler Retirement Committee, as it is comprised from time to time. The Committee (a) shall have complete discretion to supervise the administration and operation of the Plan and to adopt rules and procedures governing the Plan from time to time, and, (b) shall have authority to give interpretive rulings with respect to the Plan. If and when any members of the Committee are also Participants, the Committee shall adopt and adhere to a conflicts of interest policy designed to prevent a Participant from acting in his or her own interest. If, due to the application of such a conflicts of interest policy, the Committee is unable to act on a particular matter under this Plan, the Committee shall bring such matter to the Personnel and Compensation Committee of the Board for action or approval.

8.2 DELEGATION.

The Committee may appoint one or more individuals, who may be an employee of the Company, to be the Committee's agent with respect to the administration and operation of the Plan. The Committee may delegate all or any portion of its duties to such individual(s), provided that the Committee may cease such delegation at any time and provided further that any individual to whom duties are so delegated shall not be Participants. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

8.3 BINDING EFFECT OF DECISIONS.

Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

8.4 INDEMNIFICATION OF COMMITTEE.

The Company shall indemnify and hold harmless the members of the Committee and their duly appointed agents under Section 8.2 (to the extent that such agents are employees of the Company) against any and all claims, loss, damage, expense or liability (including reasonable attorney fees) arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

8.5 ELECTION AND NOTICE PROCEDURES.

Except as otherwise expressly stated in the Plan or required by applicable law, all elections and notices by Eligible Employees and Participants under the Plan shall be made at the time and in the manner specified by the Committee in accordance with its administrative procedures. The Committee may choose for this purpose to use all or any of the administrative procedures that apply under the Savings Plan.

                                   ARTICLE IX

AMENDMENT AND TERMINATION OF PLAN

9.1 AMENDMENT.

The Board of Directors of the Company, on behalf of itself and of each Selected Affiliate, may at any time amend, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or reinstatement may adversely affect any Participant's Account, as it existed as of the day before the effective date of such amendment, suspension or reinstatement, without such Participant's prior written consent. Written notice of any amendment or other action with respect to the Plan shall be given to each Participant.

9.2 TERMINATION.

The Board of Directors of the Company, on behalf of itself and of each Selected Affiliate, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant's Account, as it existed as of the day before the effective date of such termination, or the timing or method of distribution of a Participant's Account, without the
Participant's prior written consent. Notwithstanding the foregoing, a termination of the Plan shall not give rise to accelerated or automatic vesting of any Participant's Account.

                                    ARTICLE X

MISCELLANEOUS

10.1 FUNDING.

Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employers. Each Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. Notwithstanding the foregoing, the Company shall create a rabbi trust to hold funds to be used in payment of the obligations of the Employers under the Plan, which trust shall not be funded except as provided in the following sentence. In the event of a Change in Control (or prior thereto in the sole discretion of the Employers), the Employers shall fund such trust in an amount equal to not less than the total value of the Participants' Accounts under the Plan as of the Valuation Date immediately preceding the Change in Control, provided that any funds contained therein shall remain liable for the claims of each respective Employer's general creditors. In addition, upon a Change in Control, the trust by its terms shall become irrevocable.

10.2 NONASSIGNABILITY.

No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them) shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit (including the Deferral Account) to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by the delivery of a written "termination declaration" to the last known address of the Participant or Beneficiary whose interest is adversely affected (the "terminated participant").

10.3 LEGAL FEES AND EXPENSES.

It is the intent of the Company and each Selected Affiliate that no Eligible Employee or former Eligible Employee be required to incur the expenses associated with the enforcement of his or her rights under this Plan by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to an Eligible Employee hereunder. Accordingly, if after a Change in Control it should appear that the Employer has failed to comply with any of its obligations under this Plan or in the event that the Employer or any other person takes any action to declare this Plan void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Eligible Employee the benefits intended to be provided to such Eligible Employee hereunder (although such actions do not include the valid exercise by the Company of its right to amend or terminate the Plan under Article IX), the Employer irrevocably authorizes such Eligible Employee from time to time to retain counsel of his or her choice, at the expense of the Employer as hereafter provided, to represent such Eligible Employee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Employer or any director, officer, stockholder or other person affiliated with the Employer in any jurisdiction. The Employer shall pay and be solely responsible for any and all reasonable attorneys' and related fees and expenses incurred by such Eligible Employee as a result of the Employer's failure to perform under this Plan or any provision thereof; or as a result of the Employer or any person contesting the validity or enforceability of this Plan or any provision thereof.

10.4 CAPTIONS.

The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

10.5 GOVERNING LAW.

The provisions of the Plan shall be construed and interpreted according to the laws of the state of Illinois (other than those conflict of law rules that could lead to the application of another state's laws).

10.6 SUCCESSORS.

The provisions of the Plan shall bind and inure to the benefit of the Company, its Selected Affiliates, and their respective successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company or a Selected Affiliate and successors of any such Company or other business entity.

10.7 NO IMPLIED RIGHTS.

Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity. In addition, nothing contained herein shall be construed to limit either the right of the Employer to terminate the employment of any Eligible Employee, or the right of an Eligible Employee to terminate employment.

Executed this 29th day of January, 1999.





                                 KEEBLER COMPANY

                                 By: /s/ SAM K. REED
                                    --------------------------------
                                    Sam K. Reed

                                 Title:  President and CEO
                                       -----------------------------

The following schedules to the Keebler Company Deferred Compensation Plan have been omitted. Keebler hereby undertakes to furnish supplementally a copy of any such omitted schedules to the Commission upon request.


SCHEDULE                                TITLE

Exhibit A                               Eligible Employees

Exhibit B                               Amount of Deferral

Exhibit C                               Investment Return Rate